Exhibit 23.2





                        INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 33-45177 and 33-43557 of Secom General Corporation on Form S-8 of our report dated January 11, 1999, appearing in this Annual Report on Form 10-K of Secom General Corporation for the year ended September 30, 1998.




                                                         REHMANN ROBSON, P.C.




Farmington Hills,  Michigan
January 11, 1999







                                E-43